Exhibit 99.1

Zale Sets Date of Special Stockholder Meeting to Vote on Proposed Acquisition by Signet Jewelers

DALLAS--(BUSINESS WIRE)--April 17, 2014--Zale Corporation (NYSE: ZLC) today announced it has set a date for a special meeting of its stockholders to consider and vote on the previously announced proposed acquisition of Zale by Signet Jewelers Limited (NYSE and LSE: SIG) and certain other matters. The special meeting will be held on May 29, 2014, at 8:00 a.m. local time, at the Company’s principal executive offices, 901 West Walnut Hill Lane, Irving, Texas 75038.

Zale stockholders of record as of the close of business on April 30, 2014, will be entitled to notice of, and to vote at, the special meeting.

The proposed acquisition is subject to approval by Zale’s stockholders and certain other customary closing conditions.

About Zale Corporation

Zale Corporation is a leading specialty retailer of diamond and other jewelry products in North America, operating approximately 1,660 retail locations throughout the United States, Canada and Puerto Rico, as well as online. Zale Corporation's brands include Zales Jewelers, Zales Outlet, Gordon's Jewelers, Peoples Jewellers, Mappins Jewellers and Piercing Pagoda. Zale also operates webstores at www.zales.com, www.zalesoutlet.com, www.gordonsjewelers.com, www.peoplesjewellers.com, and www.pagoda.com. Additional information on Zale Corporation and its brands is available at www.zalecorp.com.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Zale by Signet (the “proposed transaction”). In connection with the proposed transaction, Zale filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 4, 2014. Zale intends to file other relevant materials, including a definitive proxy statement, with the SEC. Stockholders of Zale are urged to read all relevant documents filed with the SEC, including Zale’s definitive proxy statement, when available, because they will contain important information about the proposed transaction. Investors and stockholders are able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Zale by contacting Zale Investor Relations by phone at (972) 580-4391 or by email at ir@zalecorp.com.

Participants in the Solicitation

Signet, Zale and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Zale in favor of the proposed transaction. Information about Signet’s directors and executive officers is set forth in Signet’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about Zale’s directors and executive officers is set forth in Zale’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013. Information concerning the interests of Zale’s participants in the solicitation, which may, in some cases, be different than those of Zale’s stockholders generally, is set forth in the preliminary proxy statement relating to the proposed transaction, and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Safe Harbor For Forward-Looking Statements

Any statements in this press release about Zale’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts, including statements regarding the proposed transaction and the expected timetable for completing the proposed transaction that are not historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the proposed transaction on the expected timetable or at all; the conditions to the completion of the proposed transaction, including the receipt of stockholder approval; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, competitors or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees of Zale may be difficult; Zale is subject to intense competition and increased competition is expected in the future; and general economic conditions that are less favorable than expected. Additional information and other factors are contained in Zale’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013 and subsequent reports on Form 10-Q and Form 8-K filed with the SEC. Because the factors referred to above and other risk factors, including general industry and economic conditions, could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, based on information available as of the date hereof, and Zale disclaims any obligation to update any forward-looking statement to reflect events or circumstances after such date.

CONTACT:
Zale Corporation
Roxane Barry, 972-580-4391
Director of Investor Relations